UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       February 15, 2006
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                       Gaming & Entertainment Group, Inc.
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             (Exact name of registrant as specified in its charter)

           Utah                        000-28399                  59-1643698
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(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)

       6754 Spencer St., Las Vegas, NV                              89119
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  (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:       (702) 407-2471
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 -- REGISTRANT'S BUSINESS AND OEPRATIONS

Item 1.01. Termination of a Material Definitive Agreement

      On February 15, 2006, the following agreements were terminated in conjunction with the Asset Purchase Agreement by and between Gaming & Entertainment Group, Inc., and its wholly-owned subsidiary Gaming & Entertainment Technology Pty Limited (collectively, the "Company"), on the one hand, and Cantor G&W (Nevada), L.P. ("Cantor"), on the other hand: (i) the Loan Facility and Investment Agreement between the Company and Cantor, (ii) the Amended and Restated Software Development and License Agreement between the Company and Cantor (the "License Agreement"), and (iii) the Consulting Agreement by and between the Company and Peter Bengtsson.

SECTION 2 -- FINANCIAL INFORMATION

Item 2.01. Completion of Acquisition or Disposition of Assets.

      On February 15, 2006, Gaming & Entertainment Group, Inc., and its wholly-owned subsidiary Gaming & Entertainment Technology Pty Limited (collectively, the "Company") entered into an Asset Purchase Agreement (the "Agreement") with Cantor G&W (Nevada), L.P. ("Cantor").

      Pursuant to the terms of the Agreement, Cantor paid the Company $500,000 in consideration for certain assets, including (i) the source and object code relating to the software previously licensed by Cantor pursuant to the License Agreement, including all intellectual property rights thereto, and all related documentation, (ii) all graphics relating to the source code for all Internet casino developed previously by the Company, excluding certain graphics owned by third parties and (iii) various hardware consisting of computer servers, personal computers and other computer equipment.

      The terms of the Agreement also include (I) the termination of the Amended and Restated Software Development and License Agreement between the Company and Cantor, (II) the termination of the Loan Facility and Investment Agreement between the Company and Cantor, (III) an amendment to the Senior Secured Convertible Note issued in favor of Cantor which (A) provides for the forgiveness, on an annual basis during the period the Senior Secured Convertible Note remains outstanding, of outstanding principal and accrued interest under the Senior Secured Convertible Note in an amount equal to the royalties that would have been payable to the Company relating to the Cantor Casino and all future "white-label" Internet casino clients of Cantor had the License Agreement not been terminated, (B) amends paragraph 5(b) of the Senior Secured Convertible Note relating to a "change of control" of the Company, which requires, among other things, that Cantor may require immediate repayment of the Senior Secured Convertible Note, in the event a "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the beneficial owner, directly or indirectly, of 51% of the voting common stock of the Company (i) through acquisition of common stock of the Company, (ii) as a result of a merger or consolidation involving the Company, or
(iii) as a result of the sale of all or substantially all of the assets of the Company, and (C) allows for prepayments of the outstanding principal and accrued interest under the Senior Secured Convertible Note, (IV) an amendment to the Security Agreement between the Company and Cantor which provides that Cantor's security interest in the assets of the Company shall be subordinated with respect to any collateral acquired by the Company with the proceeds of any debt or equity issuances, (V) an amendment to the common stock purchase warrant (the "Equity Warrant") issued in favor of Cantor to reduce the number of shares, exercisable thereunder at a price of $0.60 per share, from 8,000,000 shares of common stock to 2,000,000 shares of common stock, and (VI) the termination of the Option Agreement and Irrevocable Proxy, issued in favor of Cantor by six (6) parties including Tibor N. Vertes and Gregory L. Hrncir, the Chief Executive Officer and President of the Company, respectively, relating to 7,500,000 shares of issued and outstanding common stock of the Company.


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      In conjunction with the Agreement, all further obligations of the Company pursuant to its Asset Purchase Agreement with Absolute Game Ltd. have been terminated, which includes the cancellation of the remaining $100,000 due Absolute Game, Ltd. thereunder, and the Consulting Agreement, which includes the cancellation of $156,000 in consulting fees under such agreement.

SECTION 5 -- CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On February 15, 2006, Kevin J. Burman, Chief Operating Officer of the Company and a director of each of its wholly-owned subsidiaries, resigned from all of the above positions. Mr. Burman accepted employment with Cantor as its Chief Development Officer. The foregoing was mutually agreed upon by Mr. Burman, the Company and Cantor. Mr. Burman's resignation did not involve any disagreement with the Company, its officers or directors.


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SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

      (a) Financial statements of businesses acquired.

          Not applicable.

      (b) Pro forma financial information.

          Not applicable.

      (c) Exhibits.

          Exhibit 10.4 Asset Purchase Agreement by and between Gaming and Entertainment Group, Inc., Gaming & Entertainment Technology Pty Limited and Cantor G&W (Nevada), L.P. dated February 15, 2006

          Exhibit 10.5 Amendment No. 1 to Senior Secured Note issued in favor of Cantor G&W (Nevada), L.P. dated February 15, 2006

          Exhibit 10.6 Amendment No. 1 to Security Agreement by and between Gaming and Entertainment Group, Inc., Gaming & Entertainment Technology Pty Limited and Cantor G&W (Nevada), L.P. dated February 15, 2006

          Exhibit 10.7 Amended and Restated Equity Warrant issued in favor of Cantor G&W (Nevada), L.P. dated February 15, 2006

          Exhibit 10.8 Bill of Sale by and between Gaming and Entertainment Group, Inc., Gaming & Entertainment Technology Pty Limited and Cantor G&W (Nevada), L.P. dated February 15, 2006


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GAMING & ENTERTAINMENT GROUP, INC.
                                  (Registrant)


Date:  February 21, 2006
                                  By:  /s/ Gregory L. Hrncir
                                       -----------------------------------
                                       Gregory L. Hrncir
                                  Its: President


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                                  EXHIBIT INDEX

Exhibit No.    Description
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10.4           Asset Purchase Agreement by and between Gaming and Entertainment
               Group, Inc., Gaming & Entertainment Technology Pty Limited and
               Cantor G&W (Nevada), L.P. dated February 15, 2006

10.5 Amendment No. 1 to Senior Secured Note issued in favor of Cantor G&W (Nevada), L.P. dated February 15, 2006

10.6 Amendment No. 1 to Security Agreement by and between Gaming and Entertainment Group, Inc., Gaming & Entertainment Technology Pty Limited and Cantor G&W (Nevada), L.P. dated February 15, 2006

10.7 Amended and Restated Equity Warrant issued in favor of Cantor G&W (Nevada), L.P. dated February 15, 2006

10.8 Bill of Sale by and between Gaming and Entertainment Group, Inc., Gaming & Entertainment Technology Pty Limited and Cantor G&W (Nevada), L.P. dated February 15, 2006


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